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                                                        EXHIBIT 24

                              POWER OF ATTORNEY


        The undersigned, being officers and trustees of Van Kampen American Capital Prime Rate Income Trust, a Massachusetts business trust (the "Fund"), do hereby, in the capacities, shown below, individually appoint Ronald A. Nyberg and Dennis J. McDonnell, of Oakbrook Terrace, Illinois, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, a Certificate of Trustees and any corresponding documents with regard to the name changes of the Fund and all amendments thereto, upon the advice of counsel, filed by the Fund with the Commonwealth of Massachusetts and any other regulating entity pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.


        This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: January 27, 1998

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

        Signature                           Title
        ---------                           -----

/s/ Dennis J. McDonnell                    Chairman and Trustee
--------------------------
Dennis J. McDonnell

/s/ Theodore A. Myers                      Trustee
--------------------------
Theodore A. Myers

/s/ Rod Dammeyer                           Trustee
--------------------------
Rod Dammeyer

/s/ David C. Arch                          Trustee
--------------------------
David C. Arch

/s/ Steven Muller                          Trustee
--------------------------
Steven Muller

/s/ Howard J Kerr                          Trustee
--------------------------
Howard J. Kerr

/s/ Hugo F. Sonnenschein                   Trustee
--------------------------
Hugo F. Sonnenschein

/s/ Wayne W. Whalen                        Trustee
--------------------------
Wayne W. Whalen

/s/ Edward C. Wood, III                    Vice President and Chief Financial Officer
--------------------------
Edward C. Wood, III
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